UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 2003

                               NUTRITION 21, INC.
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------
            New York                      0-14983                11-2653613
--------------------------------------------------------------------------------
(State or Other Jurisdiction of   (Commission file Number)     (IRS Employer
         Incorporation)                                      Identification No.)
--------------------------------------------------------------------------------

4 Manhattanville Road, Purchase, New York                               10577
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (914) 701-4500

                                       N/A
          (Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

      On November 12, 2003, Nutrition 21, Inc. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

      The information in this report shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


                                        Nutrition 21, Inc.
                                        (Registrant)

Date:  November 12, 2003                By: /s/ Gail Montgomery
                                           -------------------------------------
                                           Gail Montgomery
                                           President & CEO

                                INDEX TO EXHIBITS

Exhibit No.   Description
-----------   -----------

99.1          Press release, dated November 12, 2003, issued by
              Nutrition 21, Inc.


                                       3